 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 1998

                                                     REGISTRATION NO. 333-63261
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 4
                                      TO
                                   FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ----------------

                          REPUBLIC GROUP INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

        DELAWARE                          1-7120                 75-1155922
(STATE OR OTHER JURISDICTION OF (PRIMARY STANDARD INDUSTRIAL  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION    CLASSIFICATION CODE NUMBER) IDENTIFICATION NO.)


                             811 EAST 30TH AVENUE
                           HUTCHINSON, KANSAS 67502
                                (316) 727-2700
             (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
      INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------
                               DOYLE R. RAMSEY
             EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                         REPUBLIC GROUP INCORPORATED
                             811 EAST 30TH AVENUE
                           HUTCHINSON, KANSAS 67502
                                (316) 727-2700
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH COPY TO:
                            BRYAN E. BISHOP, ESQ.
                          LOCKE PURNELL RAIN HARRELL
                         (A PROFESSIONAL CORPORATION)
                         2200 ROSS AVENUE, SUITE 2200
                           DALLAS, TEXAS 75201-6776

                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement is declared effective.

  If the only securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

  If this Form is filed to register additional securities for an offering pur-suant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) un-der the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRA-TION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SEC-TION 8(A), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify its directors, officers, employees and agents and to purchase insurance, with respect to liability arising out of their capacity or status as directors, officers, employees and agents. Section 145 further pro-vides that the indemnification provided therein shall not be deemed exclusive of any other rights to which the directors, officers, employees and agents of a corporation may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

Article Tenth of the Company's Amended and Restated Certificate of Incorpora-tion provides that the Company shall indemnify any and all of its directors or officers or former directors or officers or any person who may have served at its request as a director or officer of another corporation in which it owns shares of capital stock or of which it is a credit against expenses actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they, or any of them, are made parties, or a party, by reason of being or having been directors of officers or a director or offi-cer of the Company, except in relation to matters as to which any such director or officer or former director or officer shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty.

Article VI of the Company's Amended and Restated Bylaws (the "Bylaws") provides for indemnification of the Company's directors, officers, employees and agents in certain circumstances and sets forth certain procedures for such indemnifi-cation. Article VI of the Company's Bylaws, which are filed as Exhibit 3(b) to this Registration Statement, is incorporated herein by reference.

The Company has a directors and officers insurance policy insuring directors and officers and former directors and officers of the Company and its subsidi-aries against damages, judgments, settlements and costs that any such persons may become legally obligated to pay on account of claims made against them, for any error, misstatement or misleading statement, act or omission, or neglect or breach of duty committed, attempted or allegedly committed or attempted by such persons in the discharge of their duties to the Company in their capacities as directors or officers, or any matter claimed against them solely by reason of their serving in such capacities.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits: The following documents are filed or incorporated by reference as exhibits to this Registration Statement as required by Item 601 of Regula-tion S-K:

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
 ** 1        --Purchase Agreement dated July 10, 1998, among the Company, J.P.
               Morgan Securities, Inc., Dain Rauscher Wessels, a division of
               Dain Rauscher Incorporated, and A.G. Edwards & Sons, Inc.
 ** 3(a)     --Certificate of Incorporation of the Company, as amended
              (incorporated by reference to Exhibit 3(a) to the Company's
              Quarterly Report on Form 10-Q for the period ended September 30,
              1996, SEC File Number 1-7210).
 ** 3(b)     --Bylaws of the Company, as amended (incorporated by reference to
              Exhibit 3(b) to the Company's Quarterly Report on Form 10-Q for
              the period ended September 30, 1996, SEC file Number 1-7210).
 ** 4(a)     --Revolving and Term Credit Agreement (with related Promissory
              Notes, Security Agreement, Mortgage, Deed of Trust and Guaranties
              attached as Exhibits thereto) dated as of June 30, 1995, among
              Republic Gypsum Company, Republic Paperboard Company, Republic
              Paperboard Company of West Virginia and Boatmen's First National
              Bank of Kansas City (incorporated by reference to Exhibit 4(i) of the Company's Current Report on Form 8-K filed July 17, 1995, SEC
              File Number 1-7210).
 ** 4(b)     --Amendments One, Two and Three to Revolving and Term Credit
              Agreement, in reference to the Company's name change from
              Republic Gypsum Company to Republic Group Incorporated and to
              extend the revolving credit facility one year (incorporated by reference to Exhibit 4(b) to the Company's Annual Report on Form
              10-K for the year ended June 30, 1996, SEC File Number 1-7210).
 ** 4(c)     --Fourth Amendment to Loan Documents, dated as of April 28, 1998, in reference to increasing the Revolving Credit Promissory Note principal amount to $50,000,000 and to extend the revolving credit facility one year.

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
 ** 4(d)     --Credit Agreement (with related forms of Note, Pledge Agreement,
              Security Agreement, Mortgage, and Subsidiary Guarantee attached as Exhibits thereto) dated as of July 15, 1998, among the
              Company, Morgan Guaranty Trust Company of New York, as
              Syndication Agent, NationsBank, N.A., as Administrative Agent,
              and the Banks and LC Issuing Banks, as defined therein
              (incorporated by reference to Exhibit 99(a) to the Company's
              Current Report on Form 8-K filed September 11, 1998, SEC file
              Number 1-7210).
 ** 4(e)     --Indenture dated as of July 15, 1998 between the Company and UMB
              Bank, N.A., as Trustee, relating to the Company's 9 1/2% Senior
              Subordinated Notes due 2008 (incorporated by reference to Exhibit
              99(b) to the Company's Current Report on Form 8-K dated September
              11, 1998, SEC File Number 1-7210).
 ** 4(f)     --Registration Rights Agreement dated July 15, 1998, among the
              Company, J.P. Morgan Securities, Inc., Dain Rauscher Wessels, a
              division of Dain Rauscher Incorporated, and A.G. Edwards & Sons,
              Inc.
   ** 5      --Opinion of Locke Purnell Rain Harrell (A Professional
              Corporation) regarding validity and enforceability of the New
              Notes.
 ** 5(b)     --Opinion of Locke Purnell Rain Harrell (A Professional
              Corporation) regarding validity and enforceability of the New
              Notes.
  * 5(c)     --Opinion of Locke Purnell Rain Harrell (A Professional
              Corporation) regarding the validity and enforceability of the New
              Notes.
 **10(a)     --The 1989 Long-Term Incentive Plan (As Restated and Amended
              Effective August 16, 1996) (incorporated by reference to Exhibit
              10(a) to the Company's Quarterly Report on Form 10-Q for the
              period ended September 30, 1996, SEC File Number 1-7210).
 **10(b)     --Non-Employee Director Stock Option Plan (As Amended Effective
              August 16, 1996) (incorporated by reference to Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q for the period ended
              September 30, 1996, SEC File Number 1-7210).
 **10(c)     --Non-Employee Directors' Retirement Compensation Arrangement
              (incorporated by reference to the description set forth under the caption "Executive Compensation--Director Retirement Compensation
              Arrangement" in the Company's Proxy Statement for the Annual
              Meeting of Stockholders held October 26, 1989, SEC File Number 1-
              7210).
 **10(d)     --Tenancy in Common Agreement dated December 29, 1983, between
              Packaging Corporation of America and Republic Paperboard Company
              (incorporated by reference to Exhibit 10(d) to the Company's
              Annual Report on Form 10-K for the year ended June 30, 1994, SEC
              File Number 1-7210).
 **10(e)     --Shared Facilities and Shared Service Agreement dated December
              28, 1983, between Packaging Corporation of America and Republic
              Paperboard Company (incorporated by reference to Exhibit 10(e)
              to the Company's Annual Report on Form 10-K for the year ended
              June 30, 1994, SEC File Number 1-7210).
 **10(f)     --Key Employee Continuation Plan (incorporated by reference to
              Exhibit 10(i) to the Company's Annual Report on Form 10-K for the
              year ended June 30, 1992, SEC File Number 1-7210).
 **10(g)     --Paperboard Supply Agreement, dated May 14, 1998, between the
              Company, Republic Paperboard Company and James Hardie Gypsum,
              Inc. (incorporated by reference to Exhibit 99(c) to the Company's
              Current Report on Form 8-K, dated September 11, 1998, SEC File
              Number 1-7210). Portions of this Exhibit were omitted pursuant to a request for confidential treatment filed with the Office of the
              Secretary of the SEC.
 **10(h)     --Amended and Restated Agreement for Engineering, Procurement and
              Construction dated as of June 26, 1988 between Republic
              Paperboard Company and Fluor Daniel, Inc. relating to the Lawton
              Mill (incorporated by reference to Exhibit 99(d) to the Company's
              Current Report on Form 8-K, dated September 11, 1998, SEC File
              Number 1-7210). Portions of this Exhibit were omitted pursuant to a request for confidential treatment filed with the Office of the
              Secretary of the SEC.
 **10(i)     --Amended and Restated Parent Company Guarantee effective as of
              June 26, 1998 from the Company to Fluor Daniel, Inc. relating to the Lawton Mill (incorporated by reference to Exhibit 99(e) to the Company's Current Report on Form 8-K, dated September 11,
              1998, SEC File Number 1-7210).
 **12        --Statement re Computation of Ratios.
 **12(b)     --Statement re Computation of Ratios (Period ended June 30, 1998).
 **21        --Significant Subsidiaries of the Registrant.

 EXHIBIT NO.                       DESCRIPTION
 -----------                       -----------
 **23(a)     --Consent of Arthur Andersen, LLP.
 **23(b)     --Consent of Locke Purnell Rain Harrell (A Professional
              Corporation)(included in Exhibit 5).
 **23(c)     --Consent of Arthur Andersen, LLP.
 **23(d)     --Consent of Arthur Andersen, LLP.
 **23(e)     --Consent of Arthur Andersen, LLP.
 **23(f)     --Consent of Locke Purnell Rain Harrell (A Professional
              Corporation) (included in Exhibit 5(b)).
  *23(g)     --Consent of Locke Purnell Rain Harrell (A Professional
              Corporation) (included in Exhibit 5(c)).
 **24        --Power of Attorney (included on signature page of this
              Registration Statement).
 **25        --Statement of Eligibility of Trustee.
 **27        --Financial Data Schedule.
 **27(b)     --Financial Data Schedule (Period ended June 30, 1998).
 **99(a)     --Form of Letter of Transmittal.
 **99(b)     --Form of Notice of Guaranteed Delivery.
 **99(c)     --Form of Letter of Transmittal (revised).
 **99(d)     --Form of Notice of Guaranteed Delivery (revised).
 **99(e)     --Form of Letter of Transmittal (revised).
 **99(f)     --Form of Guaranteed Delivery (revised).


* Filed herewith.
**Previously filed.

  (b) Financial Statement Schedules:

  Schedule II--Valuation and Qualifying Accounts and Reserves (incorporated by reference to the same Schedule included in Registrant's Annual Report on Form 10-K for the year ended June 30, 1998, SEC File Number 1-7210)

  (c) Reports, Opinions and Appraisals:

  None.


ITEM 22. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Se-curities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggre-gate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pur-suant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

    (2) That, for the purpose of determining any liability under the Securi-ties Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termina-tion of the offering.

  (b) The undersigned Registrant hereby undertakes that, for purposes of deter-mining any liability under the Securities Act of 1933, each filing of the Reg-istrant's annual report pursuant to Section 13(a) or Section 15(d) of the Ex-change Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the ini-tial bona fide offering thereof.

  (c) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (d) The Registrant undertakes that every prospectus: (i) that is filed pursu-ant to paragraph (c) immediately preceding or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connec-tion with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (e) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Reg-istrant pursuant to the provisions described in Item 20 hereof, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnifi-cation is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such di-rector, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appro-priate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (f) The undersigned Registrant hereby undertakes to respond to request for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

  (g) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the com-pany being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, RE-PUBLIC GROUP INCORPORATED HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATE-MENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ON NOVEMBER 6, 1998.
                                       Republic Group Incorporated

                                                  /s/ Phil Simpson
                                       By: ____________________________________
                                           PHIL SIMPSON CHAIRMAN OF THE
                                            BOARD, PRESIDENT AND CHIEF
                                                EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACI-TIES AND ON THE DATES INDICATED.

             SIGNATURE                      TITLE              DATE

         /s/ Phil Simpson            Chairman of the
-----------------------------------   Board, President      November 6,
           PHIL SIMPSON               and Chief              1998
                                      Executive Officer
                                      and Director
                                      (principal
                                      executive
                                      officer)

                 *                   Executive Vice
-----------------------------------   President and         November 6,
          DOYLE R. RAMSEY             Chief Financial        1998
                                      Officer
                                      (principal
                                      financial
                                      officer)

                 *                   Vice President and
-----------------------------------   Principal             November 6,
         MICHAEL W. DIRKS             Accounting             1998
                                      Officer
                                      (principal
                                      accounting
                                      officer)

                 *                   Director
-----------------------------------                         November 6,
            TALBOT RAIN                                      1998

                 *                   Director
-----------------------------------                         November 6,
           GERALD L. RAY                                     1998

                 *                   Director
-----------------------------------                         November 6,
         ROBERT F. SEXTON                                    1998

                 *                   Director
-----------------------------------                         November 6,
          BERT A. NELSON                                     1998

             SIGNATURE                      TITLE              DATE

                 *                   Director
-----------------------------------                         November 6,
           L.L. WALLACE                                      1998

                 *                   Director
-----------------------------------                         November 6,
        DAVID B. YARBROUGH                                   1998

                 *                   Director
-----------------------------------                         November 6,
        C. WILLIAM CLAYPOOL                                  1998

         /s/ Phil Simpson
*By: ______________________________
           PHIL SIMPSON
         ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
 **1         Purchase Agreement dated July 10, 1998, among the Company, J.P.
             Morgan Securities, Inc., Dain Rauscher Wessels, a division of Dain
             Rauscher Incorporated, and A.G. Edwards & Sons, Inc.
 **3(a)      Certificate of Incorporation of the Company, as amended
             (incorporated by reference to Exhibit 3(a) to the Company's
             Quarterly Report on Form 10-Q for the period year ended September
             30, 1996. SEC File Number 1-7210).
 **3(b)      Bylaws of the Company, as amended (incorporated by reference to
             Exhibit 3(b) to the Company's Quarterly Report on Form 10-Q for
             the period ended September 30, 1996, SEC file Number 1-7210).
 **4(a)      Revolving and Term Credit Agreement (with related Promissory
             Notes, Security Agreement, Mortgage, Deed of Trust and Guaranties
             attached as Exhibits hereto) dated as of June 30, 1995, among
             Republic Gypsum Company, Republic Paperboard Company, and Republic
             Paperboard Company of West Virginia and Boatmen's First National
             Bank of Kansas City (incorporated by reference to Exhibit 4(i) of the Company's Current Report on Form 8-K filed July 17, 1995, SEC
             File Number 1-7210).
 **4(b)      Amendments One, Two and Three to Revolving and Term Credit
             Agreement, in reference to the Company's name change from Republic
             Gypsum Company to Republic Group Incorporated and to extend the
             Revolving Credit Agreement one year (incorporated by reference to
             Exhibit 4(b) to the Company's Annual Report on Form 10-K for the
             year ended June 30, 1996, SEC File Number 1-7210).
 **4(c)      Fourth Amendment to Loan Documents, dated as of April 28, 1998, in reference to increasing the Revolving Credit Promissory Note principal amount to $50,000,000 and to extend the revolving credit facility one year.
 **4(d)      Credit Agreement (with related forms of Note, Pledge Agreement,
             Security Agreement, Mortgage, and Subsidiary Guarantee attached as
             Exhibits thereto) dated as of July 15, 1998, among the Company,
             Morgan Guaranty Trust Company of New York, as Syndication Agent,
             NationsBank, N.A., as Administrative Agent, and the Banks and LC
             Issuing Banks, as defined therein (incorporated by reference to
             Exhibit 99(a) to the Company's Current Report on Form 8-K filed
             September 11, 1998, SEC file Number 1-7210).
 **4(e)      Indenture dated as of July 15, 1998 between the Company and UMB
             Bank, N.A., as Trustee, relating to the Company's 9 1/2% Senior
             Subordinated Notes due 2008 (incorporated by reference to Exhibit
             99(b) to the Company's Current Report on Form 8-K dated September
             11, 1998, SEC File Number 1-7210).
 **4(f)      Registration Rights Agreement dated July 15, 1998, among the
             Company, J.P. Morgan Securities, Inc., Dain Rauscher Wessels, a
             division of Dain Rauscher Incorporated, and A.G. Edwards & Sons,
             Inc.
 **5         Opinion of Locke Purnell Rain Harrell (A Professional Corporation)
             regarding validity and enforceability of the New Notes.
 **5(b)      Opinion of Locke Purnell Rain Harrell (A Professional Corporation)
             regarding validity and enforceability of the New Notes.
  *5(c)      Opinion of Locke Purnell Rain Harrell (A Professional Corporation)
             regarding the validity and enforceability of the New Notes.
 **10(a)     1989 Long-Term Incentive Plan (As Restated and Amended Effective
             August 16, 1996) (incorporated by reference to Exhibit 10(a) to the Company's Quarterly Report on Form 10-Q for the period ended
             September 30, 1996, SEC File Number 1-7210).
 **10(b)     Non-Employee Director Stock Option Plan (As Amended Effective
             August 16, 1996) (incorporated by reference to Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q for the period ended
             September 30, 1996, SEC File Number 1-7210).
 **10(c)     Non-Employee Directors' Retirement Compensation Arrangement
             (incorporated by reference to the description set forth under the caption "Executive Compensation--Director Retirement Compensation
             Arrangement" in the Company's Proxy Statement for the Annual
             Meeting of Stockholders held October 26, 1989, SEC File Number 1-
             7210).
 **10(d)     Tenancy in Common Agreement dated December 29, 1983, between
             Packaging Corporation of America and Republic Paperboard Company
             (incorporated by reference to Exhibit 10(d) to the Company's
             Annual Report on Form 10-K for the year ended June 30, 1994, SEC
             File Number 1-7210).
 **10(e)     Shared Facilities and Shared Service Agreement dated December 28,
             1983, between Packaging Corporation of America and Republic
             Paperboard Company (incorporated by reference to Exhibit 10(e) to the Company's Annual Report on Form 10-K for the year ended June
             30, 1994, SEC File Number 1-7210).
 **10(f)     Key Employee Continuation Plan (incorporated by reference to
             Exhibit 10(i) to the Company's Annual Report on Form 10-K for the
             year ended June 30, 1992, SEC File Number 1-7210).

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
 **10(g)     Paperboard Supply Agreement, dated May 14, 1998, between the
             Company, Republic Paperboard Company and James Hardie Gypsum, Inc.
             (incorporated by reference to Exhibit 99(c) to the Company's
             Current Report on Form 8-K, dated September 11, 1998, SEC File
             Number 1-7210). Portions of this Exhibit were omitted pursuant to a request for confidential treatment filed with the Office of the
             Secretary of the SEC.
 **10(h)     Amended and Restated Agreement for Engineering, Procurement and
             Construction dated as of June 26, 1988 between Republic Paperboard
             Company and Fluor Daniel, Inc. relating to the Lawton Mill
             (incorporated by reference to Exhibit 99(d) to the Company's
             Current Report on Form 8-K, dated September 11, 1998, SEC File
             Number 1-7210). Portions of this Exhibit were omitted pursuant to a request for confidential treatment filed with the Office of the
             Secretary of the SEC.
 **10(i)     Amended and Restated Parent Company Guarantee effective as of June
             26, 1998 from the Company to Fluor Daniel, Inc. relating to the
             Lawton Mill (incorporated by reference to Exhibit 99(e) to the
             Company's Current Report on Form 8-K, dated September 11, 1998,
             SEC File Number 1-7210).
 **12        Statement re Computation of Ratios.
 **12(b)     Statement re Computation of Ratios (Period ended June 30, 1998).
 **21        Significant Subsidiaries of the Registrant.
 **23(a)     Consent of Arthur Andersen, LLP.
 **23(b)     Consent of Locke Purnell Rain Harrell (A Professional Corporation)
             (included in Exhibit 5).
 **23(c)     Consent of Arthur Andersen, LLP.
 **23(d)     Consent of Arthur Andersen, LLP.
 **23(e)     Consent of Arthur Andersen, LLP.
 **23(f)     Consent of Locke Purnell Rain Harrell (A Professional Corporation)
              (included in Exhibit 5(b)).
  *23(g)     Consent of Locke Purnell Rain Harrell (A Professional Corporation)
              (included in Exhibit 5(c)).
 **24        Power of Attorney (included on signature page of this Registration
             Statement).
 **25        Statement of Eligibility of Trustee.
 **27        Financial Data Schedule.
 **27(b)     Financial Data Schedule (Period ended June 30, 1998).
 **99(a)     Form of Letter of Transmittal.
 **99(b)     Form of Notice of Guaranteed Delivery.
 **99(c)     Form of Letter of Transmittal (revised).
 **99(d)     Form of Notice of Guaranteed Delivery (revised).
 **99(e)     Form of Letter of Transmittal (revised).
 **99(f)     Form of Guaranteed Delivery (revised).


 *Filed herewith.
**Previously filed.

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